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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   MARCH 9, 2004

DATE OF EARLIEST EVENT REPORTED:    MARCH 4, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                     001-15395                    52-2187059
(State or other           (Commission File Number)         (I.R.S. Employer
jurisdiction of                                          Identification Number)
incorporation or
 organization)
                               11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000




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Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c) Exhibit
            -------

        The following transcript of Martha Stewart Living Omnimedia, Inc.'s March 4, 2004 earnings conference call is included as an exhibit to this report furnished pursuant to Item 12:

        Exhibit 99.1 Martha Stewart Living Omnimedia, Inc. Transcript of March 4, 2004 Earnings Conference Call.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

        On March 4, 2004, the Registrant held an earnings conference call relating to its financial results for the fourth quarter of 2003 and the fiscal year ended December 31, 2003. The full transcript of the call is attached hereto as Exhibit 99.1 to this report.




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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



        Dated: March 9, 2004


                               MARTHA STEWART LIVING OMNIMEDIA, INC.


                               By:        /s/ James Follo
                                  -------------------------------------------
                                     James Follo
                                     Executive Vice President, Chief Financial
                                      and Administrative Officer



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                             Index of Exhibits
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Exhibit No.                    Description
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  99.1           Martha Stewart Living Omnimedia, Inc. - Transcript of March 4,
                 2004 Earnings Conference Call.